YOUR VOTE IS VERY IMPORTANT! PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY Your Proxy Vote is important! And now you can Vote your Proxy on the PHONE or the INTERNET. It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses. It saves Time! Telephone and Internet voting is instantaneous — 24 hours a day. It’s Easy! Just follow these simple steps: 1. Read your prospectus/proxy statement and have it at hand. 2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com 3. Enter the 14-digit number located in the shaded box from your Proxy Card. 4. Follow the recorded or on-screen directions. 5. Do not mail your Proxy Card when you vote by phone or Internet. Please detach at perforation before mailing. PROXY SEASONS SERIES TRUST PROXY FOCUS GROWTH AND INCOME PORTFOLIO NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 17, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES [SEPARATE ACCOUNT NAME] The undersigned shareholder of the Focus Growth and Income Portfolio (the “Portfolio”), a series of Seasons Series Trust (the “ Trust”), hereby appoints Gregory N. Bressler, Nori L. Gabert, Donna Handel, Gregory R. Kingston and Mark Matthes, or any of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Portfolio to be held at the offices of SunAmerica Asset Management Corp., The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019 at 2:00 p.m. Central Standard Time, on Friday, September 17, 2010, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Combined Prospectus/Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192 Note: Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. Signature(s) Signature(s) Date 21394080610_A

YOUR VOTE IS VERY IMPORTANT! PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held September 17, 2010. The Prospectus/Proxy Statement for this meeting is available at: https://www.proxy-direct.com/sun21394 Please detach at perforation before mailing. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: The Board of Trustees of the Focus Growth and Income Portfolio (the “Target Portfolio”) unanimously recommends a vote FOR the approval of the following Proposal: 1.To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Target Portfolio. Pursuant to the Reorganization Agreement, the Target Portfolio would transfer all of its assets to the Focus Growth Portfolio (the “Growth Portfolio”), a series of the Trust, in exchange for the assumption by the Growth Portfolio of substantially all of the liabilities of the Target Portfolio and Class 2 and Class 3 shares of the Growth Portfolio, after which those shares will be distributed by the Target Portfolio to the holders of its shares; and 2. To transact such other business as may properly be presented at the Meeting or any adjournment or postponement thereof. FOR AGAINST ABSTAIN PLEASE SIGN AND DATE ON THE REVERSE SIDE 21394080610_A

YOUR VOTE IS VERY IMPORTANT! PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY Your Proxy Vote is important! And now you can Vote your Proxy on the PHONE or the INTERNET. It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses. It saves Time! Telephone and Internet voting is instantaneous — 24 hours a day. It’s Easy! Just follow these simple steps: 1. Read your prospectus/proxy statement and have it at hand. 2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com 3. Enter the 14-digit number located in the shaded box from your Proxy Card. 4. Follow the recorded or on-screen directions. 5. Do not mail your Proxy Card when you vote by phone or Internet. Please detach at perforation before mailing. PROXY SEASONS SERIES TRUST PROXY FOCUS TECHNET PORTFOLIO NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 17, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES [SEPARATE ACCOUNT NAME] The undersigned shareholder of the Focus TechNet Portfolio (the “Portfolio”), a series of Seasons Series Trust (the “Trust”), hereby appoints Gregory N. Bressler, Nori L. Gabert, Donna Handel, Gregory R. Kingston and Mark Matthes, or any of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Portfolio to be held at the offices of SunAmerica Asset Management Corp., The Woodson Tower Building, 2919 Allen Parkway, Meeting Room 2, Houston, Texas 77019 at 2:00 p.m. Central Standard Time, on Friday, September 17, 2010, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Combined Prospectus/Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192 Note: Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. Signature(s) Signature(s) Date 21394080610_B

YOUR VOTE IS VERY IMPORTANT! PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held September 17, 2010. The Prospectus/Proxy Statement for this meeting is available at: https://www.proxy-direct.com/sun21394 Please detach at perforation before mailing. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: The Board of Trustees of the Focus TechNet Portfolio (the “Target Portfolio”) unanimously recommends a vote FOR the approval of the following Proposal: 1. To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Target Portfolio. Pursuant to the Reorganization Agreement, the Target Portfolio would transfer all of its assets to the Focus Growth Portfolio (the “Growth Portfolio”), a series of the Trust, in exchange for the assumption by the Growth Portfolio of substantially all of the liabilities of the Target Portfolio and Class 2 and Class 3 shares of the Growth Portfolio, after which those shares will be distributed by the Target Portfolio to the holders of its shares; and 2. To transact such other business as may properly be presented at the Meeting or any adjournment or postponement thereof. FOR AGAINST ABSTAIN PLEASE SIGN AND DATE ON THE REVERSE SIDE 21394080610_B